SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) September 28,
                              1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


    Pennsylvania                    0-10822                   25-1229323
(State of other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                          Identification No.)


           300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)





Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
               Biocontrol Technology, Inc. (Nasdaq:BICO)
          announced today that the      company has launched a full-scale
          financial and public relations program. Fred E. Cooper, Biocontrol chief executive officer, said the company has retained Martin E. Janis & Company, Inc. to conduct the campaign to bring the company's story to the financial and business communities and the general public. In addition, Martin E.
          Janis & Company will assist Biocontrol with locating potential strategic partners for product sales and funding.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               Not Applicable.

          (b)  Pro Forma Financial Information
               Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  September 28, 1998
BIOCONTROL TECHNOLOGY, INC.
2275 Swallow Hill Road, Building 2500
Pittsburgh, PA 15220


           Investors                              Media
           Diane McQuaide                         Susan Taylor
           1.412.429.0673 phone                   1.412.279.9455 phone
           1.412.279.9690 fax                     1.412.279.9447 fax


             BIOCONTROL RETAINS MARTIN E. JANIS & COMPANY, INC. FOR
                FULL-SCALE FINANCIAL AND PUBLIC RELATIONS PROGRAM

      Pittsburgh, PA - September 28, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that the company has launched a full-scale financial and public relations program.
     Fred E. Cooper, Biocontrol chief executive officer, said the company has retained Martin E. Janis & Company, Inc. to conduct the campaign to bring the company's story to the financial and business communities and the general public. In addition, Martin
E. Janis & Company will assist Biocontrol with locating potential strategic partners for product sales and funding.
     Martin E. Janis & Company, Inc., founded in 1950, represents clients in many fields of endeavor and renders to a "blue chip" clientele nationwide investor relations and financial public
relations   as  well  as  product  and  marketing  services   and
publicity.
     Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.

   This press release contains forward looking statements and shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.